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                                                                    EXHIBIT 99.1

                         AGREEMENT TO FACILITATE MERGER

        THIS AGREEMENT TO FACILITATE MERGER (this "Agreement") is made and entered into as of April 9, 2003 by and among FISERV, INC., a Wisconsin corporation ("Fiserv"), FISERV SOLUTIONS, INC., a Wisconsin corporation ("Fiserv Solutions"), FISERV MERGER SUB, INC., a Delaware corporation ("Fiserv Sub") and a wholly owned subsidiary of Fiserv Solutions, BANKERS INSURANCE GROUP, INC., a Florida corporation ("BIG"), BANKERS INSURANCE COMPANY, a Florida property and casualty insurance company ("BIC"), BANKERS SECURITY INSURANCE COMPANY, a Florida property and casualty insurance company ("BSIC"), and BONDED BUILDERS SERVICE CORP., a Florida home warranty company ("BBSC," and with BIG, BIC and BSIC, each a "Shareholder" or, collectively, the "Shareholders").

        WHEREAS, as of the date hereof, the Shareholders own beneficially and of record or have the power to vote, or direct the vote of, an aggregate of 8,354,884 shares of common stock, par value $0.01 per share ("Company Common Stock"), of Insurance Management Solutions Group, Inc., a Florida corporation (the "Company"), representing approximately 68% of the outstanding Company Common Stock as of the date hereof; and

        WHEREAS, on the date hereof, Fiserv, Fiserv Solutions, Fiserv Sub and the Company are entering into that certain Agreement and Plan of Merger, dated as of even date herewith (as entered into and as the same may be modified or amended or any of its provisions waived pursuant to the terms thereof, the "Merger Agreement"; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement), which provides, upon the terms and subject to the conditions thereof, for the merger of Fiserv Sub with and into the Company (the "Merger"); and

        WHEREAS, the Shareholders wish to see the Merger consummated, and have determined the consummation of the Merger to be in the best interests of the Shareholders; and

        WHEREAS, as a condition to the willingness of Fiserv, Fiserv Solutions and Fiserv Sub to enter into the Merger Agreement, Fiserv, Fiserv Solutions and Fiserv Sub have requested that the Shareholders agree, and, in order to induce Fiserv, Fiserv Solutions and Fiserv Sub to enter into the Merger Agreement, the Shareholders have agreed, to enter into this Agreement;

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Vote in Favor of Merger. During the period commencing on the date hereof and terminating upon the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms, each Shareholder, in its capacity as a shareholder of the Company and holder of any proxy or other right to cause or direct the voting of any shares of Company Common Stock, agrees to (a) vote all shares of Company Common Stock presently owned by Shareholder or any of its Affiliates or for

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     which Shareholder has voting power, and all shares of Company Common Stock with respect to which Shareholder in the future acquires ownership or is otherwise granted or obtains voting power, at any meeting of the Shareholders of the Company (or any adjournment thereof), (i) in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby, including without limitation the Merger; and (ii) against any action that could reasonably be expected to impede, interfere, delay, or discourage the Merger, facilitate an acquisition of the Company or all or substantially all of its assets or business, in any manner, by a party (other than Fiserv or a subsidiary of Fiserv), or result in any breach of representation, warranty, covenant or agreement of the Company under the Merger Agreement, or (b) in the event written consents are sought from the shareholders of the Company with respect to the actions proposed in (i) or (ii) above, cause to be executed, with respect to all shares of Company Common Stock then owned by Shareholder or as to which Shareholder has the power to vote or to direct the voting of, a written consent or written consents to such proposed action. To the extent inconsistent with the foregoing provisions of this Section 1, each Shareholder hereby revokes any and all previous proxies with respect to any shares of Company Common Stock that such Shareholder owns or has the right to vote. In addition, each Shareholder agrees not to dispose of or otherwise sell any shares of Company Common Stock owned by it, except to other Shareholders subject to this Agreement.

2. No Solicitation. During the period commencing on the date hereof and terminating upon the earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms, each Shareholder hereby agrees, and agrees to use commercially reasonable efforts to cause its Affiliates, officers, directors, employees or consultants or agents, not to
     (a) directly or indirectly, solicit, initiate, encourage, accept or otherwise facilitate the making of an Acquisition Proposal, (b) participate or engage in or encourage in any way negotiations or discussions concerning, or provide any non-public information to, any person or entity relating to an Acquisition Proposal, or which may reasonably be expected to lead to an Acquisition Proposal or (c) agree to or endorse any Acquisition Proposal; provided, however, that nothing contained in this Section 2 or in any other provision of this Agreement will prohibit the Company or any individual who is a member of the Board of Directors of the Company from taking and disclosing to the Company's shareholders a position contemplated by Rule 14e-2 promulgated under the Exchange Act or from making any legally required disclosure to the Company's shareholders or to the extent otherwise specifically permitted by the Merger Agreement. For purposes of this Agreement, "Affiliate" shall mean, with respect to any person or entity, any person or entity that, directly or indirectly, controls, or any entity that is controlled by, or is under common control with that Person.

3. Sale of Shares held by the Shareholders and their Affiliates. The Shareholders agree that, as provided in the Merger Agreement, the Merger Consideration to be paid pursuant to the Merger Agreement for all of the shares of Company Common Stock held by the Shareholders and their Affiliates that are not individuals shall be $3.26 per share, in cash, without interest.

4. Limited Indemnification and Release. BIG will indemnify the Indemnitees (as hereinafter defined) in accordance with the terms set forth on Schedule 4 attached hereto.

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     Each of the Shareholders grants the release set forth on Schedule 4 attached hereto.

5. Non-Competition. Each Shareholder, on behalf of itself and each of its current and future subsidiaries or Affiliates, covenants and agrees from the Effective Time (except with respect to clause (b), as qualified by clause (ii), from the date hereof) until the third anniversary of the Effective Time (the "Non-Competition Period") not to, directly or indirectly, (a) engage or invest in, or have any competitive business relationship with, either as an owner, partner, agent, consultant, creditor or otherwise, any business or commercial activity relating to the processing of flood insurance in the United States or (b) solicit, hire, cause to be hired, engage the services of or otherwise enable, encourage or assist, directly or indirectly, any persons which they knew or reasonably should know are employees of the Company or any persons who are employees of Fiserv or its subsidiaries with whom they came into contact in connection with the transactions contemplated hereby to terminate their employment with the Company or Fiserv or its Affiliate, as the case may be. Notwithstanding the foregoing, either BIG or any other Shareholder may (i) own capital stock in a publicly-traded company not to exceed 1% of the outstanding capital stock of such company and (ii) solicit or hire any such IT personnel of the Company as are agreed to in writing by the Company and such Shareholder prior to the Effective Time. Each of Fiserv, Fiserv Solutions and Fiserv Sub, on behalf of itself and each of its current and future subsidiaries or Affiliates, covenants and agrees that during the Non-Competition Period, they shall not solicit, hire, cause to be hired or otherwise enable, encourage or assist, directly or indirectly, any persons which they know or reasonably should know are employees of the Shareholders. Each party agrees that the foregoing limitations are reasonable in time and scope. Each party's obligations pursuant to this
     Section 5 shall arise only if the Merger becomes effective (except with respect to clause (b), as qualified by clause (ii), which shall be effective from the date hereof) and then such obligations shall survive for the Non-Competition Period. If the transactions contemplated by the Merger Agreement are abandoned in accordance with the Merger Agreement, the agreement set forth in this Section 5 shall terminate immediately upon such abandonment.

6. Representations and Warranties of the Shareholders. Each of the Shareholders represents and warrants to Fiserv, Fiserv Solutions and Fiserv Sub that: (i) each such Shareholder has the legal capacity to enter into and perform all of its respective obligations under this Agreement; (ii) the execution, delivery and performance of this Agreement by each such Shareholder will not violate any other agreement to which such Shareholder is a party, including, without limitation, any voting agreement, shareholders agreement or voting trust; (iii) this Agreement has been duly executed and delivered by each such Shareholder and constitutes a legal, valid and binding agreement of each such Shareholder, enforceable against it in accordance with its terms; (iv) each such Shareholder owns beneficially, and has full voting power with respect to, the shares of Company Common Stock that it is making its agreement with respect to under
     Section 1 hereof, other than shares beneficially owned by Affiliates over which such Shareholder does not have voting power, and; (v) no shares of Company Common Stock held by such Shareholder are subject to any voting agreement other than this Agreement.

7. Officer and Director Insurance. After the Effective Time, Fiserv shall take all actions to

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     ensure that the Surviving Corporation complies with its obligations set forth in Section 6.17 of the Merger Agreement. To the extent not paid prior to the Effective Time, Fiserv shall cause the Surviving Corporation to pay half the premium for any "tail coverage" policy acquired, and BIG agrees to pay the other half of the premium for any such "tail coverage" policy acquired plus any premium payable in respect of naming BIG as an additional insured under such policy.

8. Successors and Assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that any Shareholder may transfer shares of Company Common Stock, together with its rights, interests and obligations hereunder to BIG or any direct or indirect wholly owned subsidiary of BIG; provided, however, that no such assignment shall relieve any party of its obligations hereunder; and provided, further, however, that, at the Effective Time upon consummation of the Merger, by operation of law, the Surviving Corporation shall succeed to Fiserv Sub's rights hereunder. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

9. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed according to its specific terms and that the parties shall be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or in equity. The parties agree that in the event any or all of the Shareholders do not perform in full their obligations under Sections 1 and 2 hereof, BIG shall pay Fiserv (the "Vote Fee"), in consideration of the considerable effort and expense Fiserv has incurred in connection with the transactions contemplated under this Agreement, $1,200,000 payable upon the termination of the Merger Agreement; provided, however that (a) the Vote Fee will not be owed to Fiserv by BIG in the event that (i) the Fee is payable by the Company pursuant to the terms of the Merger Agreement or
     (ii) the approval of shareholders has been obtained in accordance with
     Section 7.01(b) of the Merger Agreement, and (b) the Fee under the Merger Agreement shall not be owed by the Company at any time after the Vote Fee has been paid by BIG.

10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

11. Further Assurances. Each of the Shareholders shall execute and deliver such additional documents and take such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

12. Third-Party Beneficiaries. Nothing in this Agreement, expressed or implied, shall be construed to give any person other than the parties hereto any legal or equitable right, remedy, or claim under or by reason of this Agreement or any provision contained herein.

13. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed therein.

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14.  Jurisdiction and Venue. The parties agree that any proceeding relating to this Agreement shall be brought in a court of Florida. Each of the parties consents to personal jurisdiction in any such action brought in any such Florida court, consents to service of process by registered mail made upon such party and such party's agent, and waives any objection to venue in any such Florida court or to any claim that any such Florida court is an inconvenient forum. The prevailing party in any suit or action brought against any other party to enforce the terms of this Agreement or any rights or obligations hereunder shall be entitled to receive reimbursement of its costs, expenses and attorneys' fees (internal and external) and disbursements, including the costs and expenses of experts and internal resources expended, actually incurred in connection with such suit or action.

15. No Amendment of Merger Agreement. Fiserv, Fiserv Solutions and Fiserv Sub shall not amend the Merger Agreement without the prior written consent of BIG, which consent shall not be unreasonably withheld.

16. Payment for Shares. At the Effective Time, (a) each of the Shareholders and their Affiliates shall surrender their Company Certificates representing all shares of Company Common Stock held by the Shareholders or their Affiliates and (b) Fiserv shall pay to each Shareholder or their Affiliates, as the case may be, by wire transfer cash in the amount of $3.26 per share of Company Common Stock represented by each Shareholder's Company Certificates to such accounts as are designated by such Shareholders or their Affiliates.

17. Termination. This Agreement shall terminate upon the earlier of the Effective Time or termination of the Merger Agreement in accordance with its terms; provided, however, that the provisions of Section 4, Section 5,
     Section 6, Section 7, Section 8, Section 9, Section 10, Section 11, Section 12, Section 13, Section 14 and this Section 17 shall continue in effect following the Effective Time in accordance with the respective provisions thereof, and the provisions of Section 9 and Section 14 shall continue in effect following the termination of the Merger Agreement.

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     IN WITNESS WHEREOF, each of Fiserv, Fiserv Solutions and Fiserv Sub, on the one hand, and the Shareholders, on the other hand, has caused this Agreement to Facilitate Merger to be executed by its duly authorized officer, as of the date and year first above written.

FISERV, INC.                                 BANKERS INSURANCE GROUP, INC.

By /s/ Leslie M. Muma                        By /s/ Robert M. Menke
   ---------------------------------            -------------------------------
   Name:  Leslie M. Muma                        Name:  Robert M. Menke
   Title: President and Chief                   Title: President
          Executive Officer

FISERV SOLUTIONS, INC.                       BANKERS INSURANCE COMPANY

By /s/ Leslie M. Muma                        By /s/ David K. Meehan
   ---------------------------------            -------------------------------
   Name:  Leslie M. Muma                        Name:  David K. Meehan
   Title: President                             Title: President


FISERV MERGER SUB, INC.                      BANKERS SECURITY INSURANCE COMPANY

By /s/ Leslie M. Muma                        By /s/ David K. Meehan
   ---------------------------------            -------------------------------
   Name:  Leslie M. Muma                        Name:  David K. Meehan
   Title: President                             Title: President


                                             BONDED BUILDERS SERVICE CORP.

                                             By /s/ Brian Kesneck
                                                -------------------------------
                                                Name:  Brian Kesneck
                                                Title: Chairman

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